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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - November 9, 2004

                               Sotheby's Holdings, Inc.
                         ---------------------------------------
                  (Exact name of registrant as specified in its charter)


          Michigan                      1-9750               38-2478409
--------------------------------       ----------          ---------------
(State or other jurisdiction of     (Commission File         (IRS Employer
 incorporation or organization)         Number)            Identification No.)


38500 Woodward Avenue, Suite 100
Bloomfield Hills, Michigan                                48303
------------------------------------             ------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   (248) 646-2400
                                                     -------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))







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        Item 2.02. Results of Operations and Financial Condition

        On November 9, 2004, Sotheby's Holdings, Inc. issued a press release discussing its results of operations for the three and nine months ended September 30, 2004. This press release is included as Exhibit 99.1 to this Form 8-K.

        Item 9.01 Financial Statements and Exhibits

        (c) Exhibits

            99.1 Sotheby's Holdings, Inc. earnings press release for the three and nine months ended September 30, 2004








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                                    SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            SOTHEBY'S HOLDINGS, INC.




                            By:      /s/ Michael L. Gillis
                                     ----------------------------------
                                     Michael L. Gillis
                                     Senior Vice President,
                                     Controller and Chief
                                     Accounting Officer


                            Date:    November 9, 2004
                                     ----------------------------------